Exhibit 21

Morgan Stanley

Subsidiaries List

30 November 2004

Entity Name (Indentations indicate control)	Jurisdiction of Incorporation or Formation
Morgan Stanley	Delaware
Arara LLC	Delaware
Barra, Inc.	Delaware
Barra International Ltd	Delaware
BarraConsult Ltd.	Brazil
Barra International (Australia) Pty Ltd	Australia
Investment Performance Objects Pty Ltd	Australia
Barra Japan Co., Ltd	Japan
Barra Ventures, Inc.	Delaware
Barra Holdings Company Ltd	England & Wales
Barra POSIT, Inc.	Delaware
Financial Engineering Associates, Inc.	California
Bayfine DE LLC	Delaware
Bayview Holding Ltd.	Cayman Islands
Bayfine Cayman Ltd.	Cayman Islands
Bayfine DE Inc.	Delaware
Bayfine UK	England & Wales
Belmondo LLC	Delaware
Cauca LLC	Delaware
Dean Witter Alliance Capital Corporation	Delaware
Dean Witter Capital Corporation	Delaware
DW Administrators Inc.	Delaware
DW Window Coverings Holding, Inc.	Delaware
Dean Witter Realty Inc.	Delaware
Dean Witter Holding Corporation	Delaware
Civic Center Leasing Corporation	Delaware
Lewiston Leasing Corporation	Delaware
Sartell Leasing Corporation	Delaware
Dean Witter Leasing Corporation	Delaware
Dean Witter Realty Credit Corporation	Delaware
Dean Witter Realty Fourth Income Properties Inc.	Delaware
Dean Witter Realty Growth Properties Inc.	Delaware
Dean Witter Realty Income Properties I Inc.	Delaware
Dean Witter Realty Income Properties II Inc.	Delaware
Dean Witter Realty Income Properties III Inc.	Delaware
Dean Witter Realty Yield Plus Inc.	Delaware
Dean Witter Realty Yield Plus II Inc.	Delaware
Realty Management Services Inc.	Delaware
Dean Witter Reynolds Venture Equities Inc.	Delaware
Dean Witter Venture Management Inc.	Delaware
Dean Witter Venture Inc.	Delaware
Demeter Management Corporation	Delaware
Early Adopter Fund Manager Inc.	Delaware
Fuegos LLC	Delaware
FV-I, Inc.	Delaware
Jolter Investments Inc.	Delaware
Merope LLC	Delaware
Electra Ltd	Cayman Islands
Maia Ltd	Cayman Islands
Morgan Rundle Inc.	Delaware
MR Ventures Inc.	Delaware
Morgan Stanley & Co. Incorporated	Delaware
Graystone Wealth Management Services LLC	Delaware
Graystone Wealth Management Services LP	Delaware
Morgan Stanley Flexible Agreements Inc.	Delaware
MS Securities Services Inc.	Delaware
Prime Dealer Services Corp.	Delaware
Morgan Stanley ABS Capital I Inc.	Delaware
Morgan Stanley ABS Capital II Inc.	Delaware

Page 1 of 13 Pages

*	Minority ownership held by a non-affiliate.

Morgan Stanley

Subsidiaries List

30 November 2004

Entity Name (Indentations indicate control)	Jurisdiction of Incorporation or Formation
Morgan Stanley Advisory Partnership Inc.	Delaware
Morgan Stanley Amanu LLC	Delaware
Makatea JV Inc.	Delaware
Morgan Stanley Moorea Inc.	Delaware
Morgan Stanley Pinaki Limited	Cayman Islands
Morgan Stanley Raraka Limited	Cayman Islands
Morgan Stanley Tepoto Limited	Cayman Islands
Morgan Stanley Asset Funding Inc.	Delaware
Morgan Stanley Atlas, Inc.	Delaware
Morgan Stanley Biscay LLC	Delaware
Morgan Stanley Alpha Investments LLP	England & Wales
Morgan Stanley Epsilon Investments Limited	England & Wales
Morgan Stanley Plymouth Limited	Cayman Islands
Morgan Stanley Viking LLC	Delaware
Morgan Stanley Fastnet LLC	Delaware
Morgan Stanley Humber LLC	Delaware
Fitzroy Partnership	Delaware
Morgan Stanley Boscastle Holding Limited	Cayman Islands
Morgan Stanley Cornerways Cayman Limited	Cayman Islands
Morgan Stanley Monmouth UK	England & Wales
Morgan Stanley Stoneyside Cayman Limited	Cayman Islands
Morgan Stanley White Horse UK	England & Wales
Morgan Stanley Capital I Inc.	Delaware
Morgan Stanley Capital Group Inc.	Delaware
Morgan Stanley Energy Development Corp	Delaware
MSDW Power Development Corp.	Delaware
Dutchess Electric Facility, Inc.	Delaware
MS Retail Development Corp.	Delaware
Naniwa Energy LLC	Delaware
Naniwa Terminal LLC	Delaware
Northwest Electric Development Corporation	Delaware
Northwest Electric Generating Corporation	Delaware
Power Contract Finance, L.L.C.	Delaware
South Eastern Electric Development Corporation	Delaware
South Eastern Energy Corporation	Delaware
South Eastern Generating Corporation	Delaware
Morgan Stanley Capital International Inc. *	Delaware
Morgan Stanley Capital International Australia Pty Limited	Australia
Morgan Stanley Capital International Limited	England & Wales
Morgan Stanley Capital International Services Private Limited	India
Morgan Stanley Capital International Singapore Pte Limited	Singapore
Morgan Stanley Capital International S.A.	Switzerland
Morgan Stanley Capital Management, LLC	Delaware
Morgan Stanley Domestic Capital, Inc.	Delaware
Morgan Stanley Bank	Utah
NOVUS Credit Services Inc.	Delaware
Bank of New Castle	Delaware
Discover Bank	Delaware
Discover Products Inc.	Utah
GTC Insurance Agency, Inc.	Delaware
Discover Card Limited	Gibraltar
Discover Financial Services (Canada), Inc.	Canada
Discover Financial Services, Inc.	Delaware
Discover Financial Services Insurance Agency, Inc.	Delaware
Discover Services Corporation	Delaware
Morgan Stanley Dean Witter Credit Corporation	Delaware
NOVUS Receivables Financing Inc.	Delaware
Morgan Stanley Dean Witter Credit Corporation of Iowa	Iowa
Morgan Stanley Dean Witter Credit Corporation of Minnesota	Minnesota
Morgan Stanley Dean Witter Credit Corporation of Pennsylvania	Pennsylvania

Page 2 of 13 Pages

*	Minority ownership held by a non-affiliate.

Morgan Stanley

Subsidiaries List

30 November 2004

Entity Name (Indentations indicate control)	Jurisdiction of Incorporation or Formation
Morgan Stanley Dean Witter Credit Corporation of Tennessee	Tennessee
NOVUS Financial Corporation of Washington	Washington
SCFC Receivables Corp.	Delaware
Discover Receivables Financing Corporation	Delaware
SPS Transaction Services, Inc.	Delaware
Morgan Stanley Capital Partners III, Inc.	Delaware
Morgan Stanley Capital Services Inc.	Delaware
MS Avondale 1 B.V.	The Netherlands
MS Avondale 2 B.V.	The Netherlands
Morgan Stanley Capital Trust II	Delaware
Morgan Stanley Capital Trust III	Delaware
Morgan Stanley Capital Trust IV	Delaware
Morgan Stanley Capital Trust V	Delaware
Morgan Stanley Commercial Mortgage Capital, Inc.	Delaware
Morgan Stanley Content Corporation	Delaware
Morgan Stanley Credit Enhancing Inc.	Delaware
Morgan Stanley Credit Servicing Inc.	Delaware
Morgan Stanley Dean Witter Commercial Financial Services, Inc.	Delaware
Morgan Stanley Dean Witter Equity Funding, Inc.	Delaware
Morgan Stanley Dean Witter HK RAV IV, LLC	Delaware
Morgan Stanley Dean Witter International Incorporated	Delaware
Dean Witter International Ltd.	England & Wales
Dean Witter Capital Markets International Ltd. (U.K.)	England & Wales
Dean Witter Futures Limited	England & Wales
Dean Witter Reynolds Limited	England & Wales
Dean Witter Reynolds GmbH	Germany
Dean Witter Reynolds (Hong Kong) Limited	Hong Kong
Dean Witter Reynolds International, Inc.	Panama
Dean Witter Reynolds (Geneva) S.A.	Switzerland
Riverview International Inc.	Delaware
Dean Witter Reynolds (Lausanne) S.A.	Switzerland
Dean Witter Reynolds (Lugano) S.A.	Switzerland
Morgan Stanley Dean Witter Trust Company (Cayman) Ltd.	Cayman Islands
Morgan Stanley Dean Witter Nominees Limited	Cayman Islands
Tate Limited	Cayman Islands
Morgan Stanley Dean Witter Principal Funding, Inc.	Delaware
Morgan Stanley (Hungary) Limited (aka Morgan Stanley (Magyaroszág) Kft )	Hungary
SPV Columbus S.r.L.	Italy
Morgan Stanley Dean Witter Wealth Management, Inc.	Delaware
Morgan Stanley Derivative Products Inc.	Delaware
Morgan Stanley Distributors Inc.	Delaware
Morgan Stanley Domestic Leasing Inc.	Delaware
Morgan Stanley DW Inc.	Delaware
Dean Witter Reynolds Insurance Agency (Massachusetts) Inc.	Massachusetts
Dean Witter Reynolds Insurance Agency (Ohio) Inc.	Ohio
Dean Witter Reynolds Insurance Agency (Oklahoma) Inc.	Oklahoma
Dean Witter Reynolds Insurance Agency (Texas) Inc.	Texas
Dean Witter Reynolds Insurance Services (Alabama) Inc.	Alabama
Dean Witter Reynolds Insurance Services (Arkansas) Inc.	Arkansas
Dean Witter Reynolds Insurance Services (Illinois) Inc.	Illinois
Dean Witter Reynolds Insurance Services, Inc. (Puerto Rico)	Puerto Rico
Dean Witter Reynolds Insurance Services (Maine) Inc.	Maine
Dean Witter Reynolds Insurance Services (Montana) Inc.	Montana
Dean Witter Reynolds Insurance Services (New Hampshire) Inc.	New Hampshire
Dean Witter Reynolds Insurance Services (South Dakota) Inc.	South Dakota
Dean Witter Reynolds Insurance Services (Wyoming) Inc.	Wyoming
Morgan Stanley Dean Witter Global Insurance Services Limited	Bermuda
Morgan Stanley Dean Witter Insurance Services (Arizona) Inc.	Arizona
Morgan Stanley Dean Witter Insurance Services Inc.	Delaware
Dean Witter Reynolds Insurance Agency (Indiana) Inc.	Indiana

Page 3 of 13 Pages

*	Minority ownership held by a non-affiliate.

Morgan Stanley

Subsidiaries List

30 November 2004

Entity Name (Indentations indicate control)	Jurisdiction of Incorporation or Formation
FD Insurance Services of New Mexico, Inc.	New Mexico
Morgan Stanley Emerging Markets Inc.	Delaware
Always Limited	Cayman Islands
Inter Capital Alliance Company Limited	Thailand
MSGHYLADD	Ireland
Philippine Asset Investment (SPV - AMC) Inc.	The Philippines
Morgan Stanley Equity Finance Limited	England & Wales
Morgan Stanley Finance (Jersey) Limited	Jersey, Channel Is.
Morgan Stanley Funding, Inc.	Delaware
Morgan Stanley Funding Services Corporation	Delaware
Morgan Stanley Fund Services Inc.	Delaware
Morgan Stanley Fund Services USA LLC	Delaware
Morgan Stanley Fund Services (Bermuda) Ltd.	Bermuda
Morgan Stanley Fund Services (Cayman) Ltd.	Cayman Islands
Morgan Stanley Futures and Currency Management Inc.	Delaware
Morgan Stanley Gerson Limited	Cayman Islands
Morgan Stanley Global Emerging Markets, Inc.	Delaware
Morgan Stanley International Holdings Inc.	Delaware
Morgan Stanley Advantage Services Private Limited	India
Morgan Stanley AB	Sweden
Morgan Stanley Asia Holdings I Inc.	Delaware
Morgan Stanley Asia Holdings II Inc.	Delaware
Morgan Stanley Asia Holdings III Inc.	Delaware
Morgan Stanley Asia Holdings IV Inc.	Delaware
Morgan Stanley Asia Holdings V Inc.	Delaware
Morgan Stanley Asia Holdings VI Inc.	Delaware
Morgan Stanley Asia Pacific (Holdings) Limited	Cayman Islands
Morgan Stanley Asia Regional (Holdings) III LLC	Cayman Islands
Morgan Stanley Dean Witter (Singapore) Holdings Pte Ltd	Singapore
Morgan Stanley Asia (Singapore) Securities Pte Ltd	Singapore
Morgan Stanley Dean Witter Asia (Singapore) Pte	Singapore
Morgan Stanley Dean Witter Capital Group (Singapore) Pte	Singapore
Morgan Stanley Investment Management Company	Singapore
Morgan Stanley Dean Witter (Hong Kong) Holdings	Hong Kong
Morgan Stanley Asia International Limited	Cayman Islands
Morgan Stanley Services Limited	Australia
MSDW Asia Securities Products LLC	Cayman Islands
Morgan Stanley Dean Witter Asia Limited	Hong Kong
Morgan Stanley Dean Witter Futures (Hong Kong) Limited	Hong Kong
Morgan Stanley Dean Witter Hong Kong Securities Limited	Hong Kong
Morgan Stanley Dean Witter Pacific Limited	Hong Kong
MSDW-JL Holdings I Limited	Cayman Islands
Morgan Stanley Bosphorus Limited	Cayman Islands
Morgan Stanley Canmore Limited	Cayman Islands
Morgan Stanley Caledonia Limited	Cayman Islands
Swilken Limited	Cayman Islands
Morgan Stanley Japan (Holdings) Ltd.	Cayman Islands
City Forum Capital Limited	Cayman Islands
Morgan Stanley Dean Witter Japan Group, Ltd.	Cayman Islands
MSDW-JL Holdings II Limited	Cayman Islands
Morgan Stanley Japan Limited	Cayman Islands
Morgan Stanley Products Limited	Cayman Islands
MS Capital Cayman Ltd.	Cayman Islands
MS Remora Ltd.	Cayman Islands
MSDW Birkdale Limited	Cayman Islands
MSDW Portrush Limited	Cayman Islands
MSDW (Holdings) III Limited	Cayman Islands
Morgan Stanley Credit Services Japan Limited	Cayman Islands
MSDW Muirfield Limited	Cayman Islands
MSDW Lytham Limited	Cayman Islands

Page 4 of 13 Pages

*	Minority ownership held by a non-affiliate.

Morgan Stanley

Subsidiaries List

30 November 2004

Entity Name (Indentations indicate control)	Jurisdiction of Incorporation or Formation
Morgan Stanley Asset & Investment Trust Management Co., Limited	Japan
Morgan Stanley Asset Management S.A.	Luxembourg
Morgan Stanley B.V.	The Netherlands
Morgan Stanley Bank AG	Germany
Morgan Stanley Canada Limited	Canada
Morgan Stanley Capital (Luxembourg) S.A.	Luxembourg
Morgan Stanley Capital SA	France
Morgan Stanley Dean Witter Asia (China) Limited	Hong Kong
Morgan Stanley Dean Witter Asia (Taiwan) Ltd.	Rep. of China
Morgan Stanley Dean Witter Australia Finance Limited	Australia
Morgan Stanley (Australia) Real Estate Holdings Pty Limited	Australia
Morgan Stanley Arcadia International Real Estate Limited	Australia
Morgan Stanley Dean Witter Hong Kong Nominees Limited	Hong Kong
Morgan Stanley Dean Witter Mauritius Company Limited	Mauritius
Morgan Stanley Asia Regional (Holdings) II LLC	Cayman Islands
Morgan Stanley India Securities Private Limited *	India
JM Morgan Stanley Securities Private Limited *	India
Morgan Stanley Investment Management Private Limited *	India
MSIM Global Support and Technology Services Private Limited	India
Morgan Stanley Dean Witter (Thailand) Limited	Thailand
Morgan Stanley (España), S.A.	Spain
Morgan Stanley International Limited	England & Wales
Morgan Stanley Funding Limited	Jersey, Channel Is.
Morgan Stanley Funding II Limited	Jersey, Channel Is.
Morgan Stanley Group (Europe)	England & Wales
Bayfine UK Products	England & Wales
Delta AB 1 General Partner Limited	England & Wales
Morgan Stanley JY Holdings Limited	England & Wales
Morgan Stanley JY Limited	England & Wales
Morgan Stanley Bramley Limited	England & Wales
Morgan Stanley Capital Group Limited	England & Wales
Morgan Stanley Bank International Limited	England & Wales
Morgan Stanley Card Services Limited	England & Wales
Morgan Stanley Dean Witter Trustee Limited	England & Wales
Morgan Stanley (Europe) Limited	England & Wales
Morgan Stanley Finance plc	England & Wales
Morgan Stanley Caballa Limited	England & Wales
Morgan Stanley Gastoro Limited	England & Wales
Morgan Stanley Pintado Investments Limited	England & Wales
Woburn IV Cooperatieve UA	The Netherlands
Woburn V Cooperatieve UA	The Netherlands
MSDW Corporate Holdings Limited	England & Wales
MSDW Corporate Investments I Limited	Jersey, Channel Is.
MSDW Corporate Investments II Limited	Jersey, Channel Is.
Sunningdale Cooperatieve UA	The Netherlands
Woburn Cooperatieve UA	The Netherlands
Wentworth Cooperatieve U.A.	The Netherlands
Morgan Stanley Investment Management Limited	England & Wales
Morgan Stanley Braeburn Limited	England & Wales
Morgan Stanley Courtland Limited	England & Wales
Morgan Stanley Investment Management (ACD) Limited	England & Wales
Morgan Stanley Property Management (UK) Limited	England & Wales
Morgan Stanley Services (UK) Limited	England & Wales
Morgan Stanley (Structured Products) Jersey Limited	Jersey, Channel Is.
Morgan Stanley UK Group	England & Wales
Morgan Stanley & Co. International Limited	England & Wales
Dean Witter Reynolds International S.A.	France
Morgan Stanley Dean Witter Strategic Investments Limited	England & Wales
Morgan Stanley Dover Investments Limited	England & Wales
Morgan Stanley Fisher Investments Limited	England & Wales

Page 5 of 13 Pages

*	Minority ownership held by a non-affiliate.

Morgan Stanley

Subsidiaries List

30 November 2004

Entity Name (Indentations indicate control)	Jurisdiction of Incorporation or Formation
Ashwood Cooperatieve U.A.	The Netherlands
Morgan Stanley Equity Finance (Denmark) ApS	Denmark
Morgan Stanley (France) SAS	France
Morgan Stanley International Nominees Limited	England & Wales
Morgan Stanley Lundy Investments Limited	England & Wales
Morgan Stanley Mandarin Limited	England & Wales
Morgan Stanley Harlequin Investments Limited	England & Wales
Metsys Cooperatieve U.A.	The Netherlands
Morgan Stanley Pintail Investments Limited	England & Wales
Orangewood Cooperatieve U.A.	The Netherlands
Saenredam Cooperatieve UA	The Netherlands
Saldanha Cooperatieve U.A.	The Netherlands
Morgan Stanley Silvermere Limited	England & Wales
Morgan Stanley Northcote Investments Limited	England & Wales
Morgan Stanley Norton Investments Limited	England & Wales
Bermont Co-operatieve U.A.	The Netherlands
Borderwijk Cooperatieve U.A.	The Netherlands
Shavano Cooperatieve UA	The Netherlands
MSDW Turnberry Ltd.	England & Wales
MSDW Jubilee Investments Ltd.	England & Wales
Augusta Cooperatieve UA	The Netherlands
MSDW Eden Investments Ltd.	England & Wales
MSDW Mallard Investments Limited	England & Wales
Carysforth Investments Limited	Cayman Islands
Haddington Investments Limited *	Cayman Islands
MSDW Montgomerie Limited	England & Wales
Wadway1 Cooperatieve U.A.	The Netherlands
Wadway2 Cooperatieve U.A.	The Netherlands
Morgan Stanley Humboldt Investments Limited	England & Wales
Morgan Stanley Malin Investments Limited	England & Wales
Morgan Stanley Portland Investments Limited	England & Wales
MSDW Raleigh Investments Limited	England & Wales
Drake Investments Limited *	Cayman Islands
Livingstone Investments Limited	Jersey, Channel Is.
MSDW Lyle Investments Limited	England & Wales
Woburn III Cooperatieve UA	The Netherlands
Morgan Stanley Wertpapiere GmbH	Germany
Morgan Stanley Equities GmbH	Germany
Morgan Stanley Securities ACD Limited	England & Wales
Morgan Stanley & Co. Limited	England & Wales
Morgan Stanley Securities Limited	England & Wales
Morstan Nominees Limited	England & Wales
MSDW Equity (UK) Plc	England & Wales
Morgan Stanley UK Limited	England & Wales
Quilter Holdings Limited	England & Wales
Foster & Brathwaite Limited	England & Wales
Quilter & Co. Limited	England & Wales
CIPM Nominees Limited	Jersey, Channel Is.
Coastal Nominees Limited	England & Wales
Coastal Nominees (International) Limited	England & Wales
Commercial Trust Co. Limited	Jersey, Channel Is
MS Quilter Limited	England & Wales
Hawkshead Trust Nominees Limited	England & Wales
Marcel Nominees Limited	England & Wales
Morgan Stanley Quilter (Ireland) Nominees Limited	Ireland
Morgan Stanley Quilter Nominees Limited	England & Wales
QGCI Nominees Limited	Jersey, Channel Is.
QGCI Offshore Special Selection Nominee Company Limited	Jersey, Channel Is.
Quilpep Nominees Limited	England & Wales
Quilter Fund Management Limited	England & Wales

Page 6 of 13 Pages

*	Minority ownership held by a non-affiliate.

Morgan Stanley

Subsidiaries List

30 November 2004

Entity Name (Indentations indicate control)	Jurisdiction of Incorporation or Formation
Quilter Investments Limited	England & Wales
Quilter International Management Limited	Guernsey, Channel Is.
MSDW Fixed Income Limited	Jersey, Channel Is.
Willow Capital Limited	Jersey, Channel Is.
MS Leasing UK Limited	England & Wales
Morgan Stanley Finance (C.I.) Limited	Jersey, Channel Islands
Morgan Stanley (Israel) Ltd.	Israel
Morgan Stanley (Jersey) II Limited	Jersey, Channel Is.
Morgan Stanley Latin America Incorporated	Delaware
Banco Morgan Stanley Dean Witter S.A.	Brazil
Morgan Stanley Dean Witter Administadora de Carteiras S.A.	Brazil
Morgan Stanley Dean Witter Corretora de Títulos e Valores Mobiliários S.A.	Brazil
Morgan Stanley Dean Witter do Brasil Ltda.	Brazil
Morgan Stanley Financial Products Ltd.	Cayman Islands
Morgan Stanley Uruguay Ltda.	Uruguay
MSLA Advisors Incorporated	Delaware
Morgan Stanley Middle East Inc.	Delaware
Morgan Stanley Mortgage Servicing Ltd.	England & Wales
Morgan Stanley SGR (Società di Gestione del Risparmio) SpA	Italy
Morgan Stanley South Africa (Pty) Limited	South Africa
Morgan Stanley, S.V., S. A.	Spain
AB Asesores Bursátiles Cordoba, S.A. *	Spain
AB Asesores Ceuta, S.L. *	Spain
Morgan Stanley Consulting, S.A.	Spain
Morgan Stanley Gestión Pensiones EGFP, S.A.	Spain
Morgan Stanley Gestión SGIIC, S.A.	Spain
Morgan Stanley Swiss Holdings GmbH	Switzerland
Bank Morgan Stanley AG	Switzerland
Fosbury Investments Cooperatieve U.A.	The Netherlands
Morgan Stanley Trading Beteiligungs-GmbH	Germany
Morgan Stanley Trading GmbH & Co. KG	Germany
MSAM/Kokusai (Cayman Islands), Inc.	Cayman Islands
MSAM/Kokusai II (Cayman Islands), Inc.	Cayman Islands
MSDW Equity Financing Services (Luxembourg) S.à.r.l.	Luxembourg
MSDW Finance (Netherlands) BV	The Netherlands
MS Italy (Holdings) Inc.	Delaware
MSL Incorporated	Delaware
Morgan Stanley SPV I (Cayman Islands) LLC	Cayman Islands
Farlington Company	Ireland
ITALSEC S.r.l.	Italy
Providence DE LLC	Delaware
Providence Canada Co.	Canada
Providence Cayman Investments Limited *	Cayman Islands
Providence DE Investments Co.	Delaware
Morgan Stanley International Incorporated	Delaware
Fonciere 144-Saint-Denis	France
Morgan Stanley (Australia) Securities Holdings Pty Limited	Australia
Morgan Stanley Dean Witter Australia Securities Limited	Australia
Morgan Stanley (Australia) Holdings Pty Limited	Australia
Morgan Stanley Capital Holdings	England & Wales
Morgan Stanley Dean Witter Financial Holdings, LLC	Delaware
Morgan Stanley Dean Witter Hong Kong Finance Limited	Hong Kong
Morgan Stanley Dean Witter UK Capital Limited	England & Wales
Morgan Stanley Dean Witter Australia Limited	Australia
Morgan Stanley Dean Witter Australia Securities (Nominee) Pty Limited	Australia
Morgan Stanley SerCo Solutions Pty Limited	Australia
Morgan Stanley International Insurance Ltd.	Bermuda
MSIIL Captive Insurance, Inc.	Arizona
Morgan Stanley Offshore Investment Company Ltd.	Cayman Islands
Morgan Stanley Select Investment Strategies Ltd.	Cayman Islands

Page 7 of 13 Pages

*	Minority ownership held by a non-affiliate.

Morgan Stanley

Subsidiaries List

30 November 2004

Entity Name (Indentations indicate control)	Jurisdiction of Incorporation or Formation
Morgan Stanley SPV II (Cayman Islands) LLC	Cayman Islands
MSDW Investment Holdings Limited	Cayman Islands
Cabot 2 Limited	England & Wales
MS Cabot Inc.	Delaware
Morgan Stanley Cornwall Financiang UK Limited	Jersey, Channel Is.
MSDW Investment Holdings (US) Inc.	Delaware
MSDW Investment Holdings (UK) Ltd.	England & Wales
Cabot 1 Limited	England & Wales
Cabot 33 Limited	England & Wales
Applied Risc Technologies Limited	England & Wales
Cornwall Investments UK Limited	Jersey, Channel Is.
Morgan Stanley Investment Holdings Jersey Limited	Jersey, Channel Is.
Hampshire Trading B.V.	The Netherlands
Lancashire Trading B.V.	The Netherlands
Norfolk Trading B.V.	The Netherlands
Suffolk Trading B.V.	The Netherlands
Wiltshire Trading B.V.	The Netherlands
Yorkshire Trading B.V.	The Netherlands
Cottenden Financing Unlimited	Jersey, Channel Is.
Cottenden Financing (UK) Unlimited	England & Wales
East Sussex Financiang Limited	Jersey, Channel Is.
Morgan Stanley Foreign Complex Trust	Delaware
Morgan Stanley Investment Advisors Inc.	Delaware
Morgan Stanley Services Company Inc.	Delaware
Morgan Stanley Investment Management Inc.	Delaware
MAS Capital Management Partners, LP	Delaware
Morgan Stanley AIP Funding Inc.	Delaware
Morgan Stanley Alternative Investments Inc.	Delaware
Morgan Stanley AIP (Cayman) GP Ltd.	Cayman Islands
Morgan Stanley AIP GP LP	Delaware
Morgan Stanley Alternative Investment Partners LP	Delaware
Morgan Stanley Comprehensive Alternatives Fund I LP	Delaware
Morgan Stanley Distribution, Inc.	Pennsylvania
Morgan Stanley Global Franchise Inc.	Delaware
Morgan Stanley (Jersey) Limited	Jersey, Channel Is.
Morgan Stanley Kristinestad LLC	Delaware
Morgan Stanley Leveraged Equity Fund II, Inc.	Delaware
Morgan Stanley Dean Witter Private Equity Asia Limited	Hong Kong
Morgan Stanley Leveraged Equity Holdings Inc.	Delaware
Morgan Stanley Management Services, Inc.	Delaware
Morgan Stanley Market Products Inc.	Delaware
Morgan Stanley Mortgage Capital Inc.	New York
Morgan Stanley Dean Witter Asset Capital Inc.	Delaware
MS LIQ-I, Inc.	New York
Morgan Stanley Municipal Funding Inc.	Delaware
Morgan Stanley Municipal Management, Inc.	Delaware
Morgan Stanley Overseas Finance Ltd.	Cayman Islands
Morgan Stanley Overseas Services (Jersey) Limited	Jersey, Channel Is.
Morgan Stanley Procurement Inc.	Delaware
Morgan Stanley Real Estate Advisor, Inc.	Delaware
MSREA Holdings, Inc.	Delaware
MSREA Holdings, LLC	Delaware
MSREA LL Holdings, LLC	Delaware
Morgan Stanley Real Estate Investment Management Inc.	Delaware
Morgan Stanley Real Estate Fund, Inc.	Delaware
MSREF I, L.L.C.	Delaware
MSREF I-CO, L.L.C.	Delaware
Morgan Stanley Real Estate Investment Management II, Inc.	Delaware
MSREF II-CO, L.L.C.	Delaware
Morgan Stanley Realty Incorporated	Delaware

Page 8 of 13 Pages

*	Minority ownership held by a non-affiliate.

Morgan Stanley

Subsidiaries List

30 November 2004

Entity Name (Indentations indicate control)	Jurisdiction of Incorporation or Formation
BH-MS Realty Inc.	Delaware
BH-MS Leasing Inc.	Delaware
BH-Sartell Inc.	Delaware
Brooks Harvey & Co., Inc.	Delaware
Dean Witter Global Realty Inc.	Delaware
Japan Realty Finance Company	Cayman Islands
Japan Realty Finance Company II	Cayman Islands
Morgan Stanley Properties, Inc.	Delaware
Morgan Stanley Properties Germany GmbH	Germany
Morgan Stanley Properties Corso Venezia S.r.l.	Italy
Morgan Stanley Properties France SAS	France
Morgan Stanley Properties Hong Kong Limited	Hong Kong
Morgan Stanley Properties Korea Limited	Korea
MSK Management II, Ltd. *	Korea
MSP China Holdings Limited	Cayman Islands
Morgan Stanley Properties Advisory Corp. Limited	Cayman Islands
Morgan Stanley Properties (China) Co. Ltd.	People’s Rep. of China
MSDI Investment Services *	People’s Rep. of China
Morgan Stanley Properties Japan, K.K.	Japan
Lombard Servicing Inc.	Japan
Promena Retail Properties, K.K.	Japan
Morgan Stanley Realty of California Inc.	California
Morgan Stanley Realty of Illinois Inc.	Delaware
MSDW Canary Wharf, L.L.C.	Delaware
Tokyo Realty Investment Company	Cayman Islands
Tokyo Realty Investment Company II	Cayman Islands
Morgan Stanley Risk Holdings, Inc.	Delaware
Morgan Stanley SECAP Funding, LLC	Delaware
Morgan Stanley Securities, Inc.	Delaware
MS Equity Products (Luxembourg) S.à.r.l	Luxembourg
Morgan Stanley Securitization Funding Inc.	Delaware
Morgan Stanley Senior Funding, Inc.	Delaware
Morgan Stanley European Funding, Inc.	Delaware
Morgan Stanley European Leveraged Products Inc.	Delaware
Morgan Stanley Senior Funding (Nova Scotia) Co.	Canada
Morgan Stanley Services Inc.	Delaware
Morgan Stanley Special Situations Group Inc.	Delaware
Morgan Stanley Structured Products (Cayman) I Limited	Cayman Islands
Morgan Stanley Structured Products (Cayman) II Limited	Cayman Islands
Morgan Stanley Technical Services Inc.	Delaware
Morgan Stanley Technical Services MB/VC Inc.	Delaware
Morgan Stanley Tostao Limited	Cayman Islands
Morgan Stanley Tower, LLC	Delaware
MS Financing Inc.	Delaware
AWAS Aviation Holdings LLC	Delaware
Alltransair Nevada, Inc.	Nevada
Alsea LLC	Delaware
Ancon Inc.	Nevada
Anfal Inc.	Nevada
Angar Nevada	Nevada
Ansett Worldwide Aviation, U.S.A.	Nevada
Ansett Worldwide Aviation Ireland Limited	Ireland
Ansett Worldwide Aviation (Labuan) Inc.	Malaysia
Ansett Worldwide Aviation UK Limited	England & Wales
AWAS (Bermuda) Limited	Bermuda
AWAS (Singapore) Pte Ltd	Singapore
Ansett Worldwide Aviation Limited	Hong Kong
AWMS II	Delaware
Fiban Limited	Hong Kong
Anzam Limited	Hong Kong

Page 9 of 13 Pages

*	Minority ownership held by a non-affiliate.

Morgan Stanley

Subsidiaries List

30 November 2004

Entity Name (Indentations indicate control)	Jurisdiction of Incorporation or Formation
Ansett Worldwide Aviation Sales Limited	Hong Kong
AWMS III	Delaware
Ansett Worldwide Aviation Netherlands B.V.	The Netherlands
AWAS Aviation Finance	Delaware
Aircraft SPC-5, Inc.	California
Greenfly (Ireland) Limited	Ireland
MSA I	Delaware
MSA II	Delaware
MSA III	Delaware
MSA V	Delaware
MSA VII	Delaware
AWAS Aviation Services, Inc.	New York
AWAS (Australia) Pty Limited	Australia
AWAS (UK) Limited	England & Wales
AWMS I	Delaware
AWMS (Delaware) Inc.	Delaware
AWMS (Celtic) Limited	Ireland
AWAS (Ireland) Limited	Ireland
Eplane Research Limited	Ireland
Calapooia Air Limited	Hong Kong
Nordstress Limited	Hong Kong
Nordstress (Singapore) Pte Limited	Singapore
Siletz Air Limited	Hong Kong
Ansett Finance (Europe) B.V.	The Netherlands
Ansett Worldwide Aviation Equipment	Hong Kong
Siuslaw Air Inc.	Nevada
G.H.Y. Capital II B.V.	The Netherlands
Morgan Stanley 750 Building Corp.	Delaware
G.H.Y. Capital B.V.	The Netherlands
Hybrid Capital Y.K.	Japan
Morgan Stanley CS Aviation Holdings, LLC	Delaware
Morgan Stanley Delta LLC	Delaware
Morgan Stanley Tokyo Properties Y.K.	Japan
MSDW LTCP, L.L.C.	Delaware
MS Harrison LLC	Delaware
Morgan Stanley Trust	Federal Charter
Morgan Stanley Trust National Association	Federal Charter
Morgan Stanley Venture Capital II, Inc.	Delaware
Morgan Stanley Venture Capital III, Inc.	Delaware
Morgan Stanley Venture Capital Inc.	Delaware
Morstan Development Company, Inc.	Delaware
Moranta, Inc.	Georgia
Porstan Development Company, Inc.	Oregon
MS 10020, Inc.	Delaware
MSAM Holdings II, Inc.	Delaware
Van Kampen Investments Inc.	Delaware
Van Kampen Advisors Inc.	Delaware
Van Kampen Asset Management	Delaware
Van Kampen Exchange Corp.	California
Van Kampen Funds Inc.	Delaware
Van Kampen Investor Services Inc.	Delaware
MSBF Inc.	Delaware
MS Capital Holdings Inc.	Delaware
Morgan Stanley Capital (Delaware) L.L.C.	Delaware
MSCP III Holdings, Inc.	Delaware
Morgan Stanley Proprietary Trading Co. (Cayman) Limited	Cayman Islands
MSD Community Development Corporation	Delaware
MSDW Carnoustie LLC	Delaware
MSDW Gleneagles Limited	Cayman Islands
MSDW Capital Partners IV, Inc.	Delaware

Page 10 of 13 Pages

*	Minority ownership held by a non-affiliate.

Morgan Stanley

Subsidiaries List

30 November 2004

Entity Name (Indentations indicate control)	Jurisdiction of Incorporation or Formation
MSDW Capital Trust I	Delaware
MSDW Credit Products Inc.	Delaware
Morgan Stanley Credit Products Ltd.	Cayman Islands
MSDW CPIV Holdings, Inc.	Delaware
MSDW EFS Holdings Inc.	Delaware
MSDW Emerging Equity, Inc.	Delaware
MSDW Fixed Income Ventures Inc.	Delaware
Morgan Stanley BrokerTec Holdings Inc.	Delaware
MSDW BondBook Ventures Inc.	Delaware
MSDW International Employee Services LLC	Delaware
MSDW Markets Inc.	Delaware
MSDW Nederlande B.V.	The Netherlands
MSDW Oak, LLC	Delaware
MSDW Birch (Cayman) Limited	Cayman Islands
Maple JV, LLC	Delaware
Sycamore II, Inc.	Delaware
Elder, LLC	Delaware
Maple Finance, Inc.	Delaware
MSDW Offshore Equity Services Inc.	Delaware
Morgan Stanley Equity Financing Services Ireland Limited	Ireland
Morgan Stanley Hedging Co. Ltd.	Cayman Islands
MSDW Equity Finance Services I (Cayman) Ltd.	Cayman Islands
MSDW Equity Investments Limited	Cayman Islands
MSDW Offshore Equity Services (Korea) Inc.	Delaware
MSDW OIP Investors, Inc.	Delaware
MSDW PE/VC Holdings, Inc.	Delaware
MSDW-Pioneer GP, Inc.	Delaware
MSDW-Pioneer LP, Inc	Delaware
MSDW Private Equity, Inc.	Delaware
MSDW Real Estate Special Situations II, Inc.	Delaware
MSDW Real Estate Special Situations II-A Dutch Manager, B.V.	The Netherlands
MSDW Real Estate Special Situations II-B Dutch Manager, B.V.	The Netherlands
MSDW Real Estate Special Situations II-C Dutch Manager, B.V.	The Netherlands
MSDW Strategic Ventures Inc.	Delaware
MSDW Synfuels II, Inc.	Delaware
MSDW Synfuels III, Inc.	Delaware
MSDW Venture Partners IV, Inc.	Delaware
MSDW VP IV Holdings, Inc.	Delaware
MSEOF, Inc.	Delaware
MSEOF Management LLC	Delaware
MSEOF Manager SARL	Luxembourg
MSEOF Finance S.a.r.l.	Luxembourg
MSEOF Holding S.a.r.l.	Luxembourg
Core One S.r.l.	Italy
MSGEM Holdings, Inc.	Delaware
MS Holdings Incorporated	Delaware
Morgan Stanley Hedge Fund Partners Cayman Ltd	Cayman Islands
MSIT Holdings, Inc.	Delaware
SL Partners MD Side Fund, LLC	Delaware
MS Kasko LLC	Delaware
North European Funding LLC *	Delaware
MS Lion LLC	Delaware
Morgan Stanley Beta Investments Limited	England & Wales
Morgan Stanley Gamma Investments	England & Wales
MS Leopard Inc.	Delaware
MS Lynx Ltd.	Cayman Islands
Puma JV LLC	Delaware
MS Tiger Ltd.	Cayman Islands
Oncilla LLC*	Delaware
MS Low Income Housing Corporation	Delaware

Page 11 of 13 Pages

*	Minority ownership held by a non-affiliate.

Morgan Stanley

Subsidiaries List

30 November 2004

Entity Name (Indentations indicate control)	Jurisdiction of Incorporation or Formation
Trova I LLC	Delaware
Trova II LLC	Delaware
Trova III LLC	Delaware
Trova IV LLC	Delaware
Viento LLC	Delaware
Viento II LLC	Delaware
Viento III LLC	Delaware
Viento IV LLC	Delaware
Viento V LLC	Delaware
Viento VI LLC	Delaware
Viento VII LLC	Delaware
Viento VIII LLC	Delaware
Viento IX LLC	Delaware
MS Real Estate Mezzanine Advisor, Inc.	Delaware
MS Real Estate Special Situations Inc.	Delaware
MS Real Estate Special Situations GP Inc.	Delaware
MSREA Guaranty, Inc.	Delaware
MSREF II, Inc.	Delaware
MSREF II, L.L.C.	Delaware
MSREF III, Inc.	Delaware
MSREF IV, Inc.	Delaware
MSREF IV Funding, Inc.	Delaware
MSREF IV Funding Partner, Inc.	Delaware
MSREF V, Inc.	Delaware
MSREF V Funding, Inc.	Delaware
MS Revel EFS LLC	Delaware
D&A Limited	Cayman Islands
D&E Limited	Cayman Islands
D&S Limited	Cayman Islands
D&Z Limited	Cayman Islands
MS Structured Asset Corp.	Delaware
MS Synfuels, Inc.	Delaware
MS Technology Holdings, Inc.	Delaware
MSUH Holdings I, Inc.	Delaware
MSUH Holdings II, Inc.	Delaware
MS SP Urban Horizons, Inc.	Delaware
MS Urban Horizons, Inc.	Delaware
MSVP 2002 Holdings, Inc.	Delaware
MSVP 2002, Inc.	Delaware
MSVP 2002 Fund, LLC	Delaware
MSYS Holdings Inc.	Delaware
Open Road Airways, Inc.	Delaware
Pettingell LLC	Delaware
PG Holdings, Inc.	Delaware
PG Holdings III, Inc.	Delaware
PG Investors II, Inc.	Delaware
PG Investors III, Inc.	Delaware
PG Investors IV, Inc.	Delaware
Pierpont Power, Inc.	New York
Providence DE Funding Co.	Delaware
Providence DE Investments LLC	Delaware
Providence International Limited	Cayman Islands
Providence Valley Limited	Cayman Islands
Providence DE Holdings Co.	Delaware
Providence Cayman Holdings Limited	Cayman Islands
Reynolds Securities Inc.	Delaware
Romley Computer Leasing Inc.	Delaware
Shuksan LLC	Delaware
Serratus LLC	Delaware
Strategic Investments I, Inc.	Delaware

Page 12 of 13 Pages

*	Minority ownership held by a non-affiliate.

Morgan Stanley

Subsidiaries List

30 November 2004

Entity Name (Indentations indicate control)	Jurisdiction of Incorporation or Formation
MSDW Equity Investments II Limited	Cayman Islands
NRG360 Limited	England & Wales
Stratgic Investments II, Inc.	Delaware
Zephyr (Cayman) Limited	Cayman Islands

Page 13 of 13 Pages

*	Minority ownership held by a non-affiliate.